UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒ Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

UROGEN PHARMA LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT LINE SACKPACK MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.investorvote.com/URGN or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the UroGen Pharma Ltd. Shareholder Meeting to be Held Virtually on June 8, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on 10-K to shareholders are available at: www.investorvote.com/URGN Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/URGN. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 25, 2020 to facilitate timely delivery. 2NOT COY + 03998C

Shareholder Meeting Notice UroGen Pharma Ltd.’s Annual Meeting of Shareholders will be held virtually on June 8, 2020 at 9:00am EST, virtually via the internet at www.meetingcenter.io/282744143. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — URGN2020. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees and FOR Proposals 2, 3, 4, 5 and 6: 1. To elect to the Board of Directors the following eight nominees presented by the Board: 01 - Arie Belldegrun 02 - Elizabeth Barrett 03 - Cynthia M. Butitta 04 - Fred E. Cohen 05 - Kathryn E. Falberg 06 - Stuart Holden 07 - Ran Nussbaum 08 - Shawn C. Tomasello 2. To approve an amendment to the Company’s 2017 Equity Incentive Plan to, among other things, increase the number of ordinary shares authorized for issuance under the plan by 400,000 shares. 3. To approve an amendment to the Company’s amended and restated compensation policy for its office holders in accordance with the provisions of the Israeli Companies Law, 5759-1999, or the Companies Law. 4. To approve terms of employment for Mark Schoenberg, Chief Medical Officer of the Company. 5. To approve the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm as the Company’s independent auditor until the Company’s 2021 annual meeting of shareholders. 6. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company's proxy statement for the annual meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/URGN. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials UroGen Pharma Ltd.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 25, 2020.